UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2015

COUNTY BANCORP, INC.

(Exact name of Registrant as Specified in Its Charter)

Wisconsin	001-36808	39-1850431
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

860 North Rapids Road, Manitowoc, WI		54221
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (920) 686-9998

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 19, 2015, County Bancorp Inc. (the “Company”) held its Annual Shareholders’ Meeting.  Matters voted on by the shareholders’ included: (i) election of three Class I directors to serve on our Board of Directors until the 2018 annual meeting or until successors are duly elected and qualified; and (ii) ratification of the appointment of CliftonLarsonAllen LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.  The results of the shareholders’ votes are reported below:

1.	With respect to the election of directors, the following directors were elected by the indicated votes:

Name of Candidate	For	Withheld	Broker Non-Votes
William C. Censky	3,036,990	22,700	650,534
Wayne D. Mueller	3,038,240	21,450	650,534
Gary J. Ziegelbauer	3,041,090	18,600	650,534
2.	With respect to the ratification of the appointment of CliftonLarsonAllen LLP as the Company’s independent registered public accounting firm for 2015:

For	Against	Abstain	Broker Non-Votes
3,709,724	500	0	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COUNTY BANCORP, INC.

Date: May 20, 2015	By:	/s/ Mark A. Miller
Mark A. Miller
Secretary